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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 7, 2000


                                    KFx Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                        0-23634                84-1079971
     --------------------            -------------------     -------------------
(State or Other Jurisdiction of          (Commission            (IRS Employer
        Incorporation)                   File Number)        Identification No.)



                            1999 Broadway, Suite 3200
                             Denver, Colorado 80202
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (303) 293-2992


                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                          if changed since last report)




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ITEM 5. OTHER EVENTS.

                  As described in KFx' press release dated March 7, 2000, KFx Inc. and Kennecott Energy Company, a wholly owned subsidiary of Rio Tinto plc, closed two transactions through which Kennecott Energy invested in Pegasus Technologies, Inc. ("Pegasus"), a KFx subsidiary. Kennecott Energy purchased 4% of the outstanding common stock of Pegasus (the "Pegasus Common Stock") directly from KFx for $1,000,000 and purchased $500,000 of newly authorized 6% cumulative convertible Series A Preferred Stock (the "Pegasus Series A Stock") of Pegasus. In addition, KFx cancelled secured debt totaling $3,630,000 in return for shares of Pegasus Series A Stock. On an as converted basis, the ownership of Pegasus is approximately as follows: KFx - 74%, Pegasus management - 20% and Kennecott Energy - 6%.

                  Kennecott Energy has the right to purchase up to $3,500,000 additional Pegasus Series A Stock by December 31, 2004, representing an additional 14% interest in Pegasus on an as converted basis. KFx also entered into a Put Agreement with Kennecott Energy that gives Kennecott Energy the right to sell the Pegasus Common Stock back to KFx at any time within one year for a purchase price equal to the greater of $1,000,000 or fair market value. All stockholders of Pegasus entered into a new Stockholders and Voting Agreement.

                  In connection with these investments, KFx, Pegasus and Kennecott Energy jointly developed a work plan for enhancements to NeuSIGHT, new product development and the completion of other tasks designed to improve the performance of Pegasus. KFx and Kennecott Energy also formed Net Power Solutions, LLC, an entity which the parties intend will offer total energy solutions to the electric utility industry on a worldwide basis.

                  The Common Stock and Series A Preferred Stock Purchase Agreement, Statement Respecting Rights of Series A Preferred Stock of Pegasus, Stockholders and Voting Agreement, Put Agreement, Marketing Services Agreement and Press Release are filed as Exhibits to this Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         Exhibit 10.1 Common Stock and Series A Preferred Stock Purchase Agreement among Pegasus Technologies, Inc., KFx Inc. and Kennecott Energy Company dated March 3, 2000.*

         Exhibit 10.2 Statement Respecting Rights of Series A Preferred Stock of Pegasus Technologies, Inc.

* Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

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         Exhibit 10.3      Pegasus Technologies, Inc. Stockholders and Voting
                           Agreement dated March 3, 2000.

         Exhibit 10.4 Put Agreement dated March 3, 2000 between KFx Inc. and Kennecott Energy Company.

         Exhibit 10.5 Marketing Services Agreement dated March 3, 2000 among Pegasus Technologies, Inc., Net Power Solutions, LLC, KFuel, LLC, KFx Inc. and Kennecott Energy Company.

         Exhibit 99.1      Press Release dated March 7, 2000.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             KFX INC.


Date:  March 24, 2000                        By: /s/ Seth L. Patterson
                                                 -------------------------------
                                                 Seth L. Patterson, Executive
                                                 Vice President and Chief
                                                 Financial Officer





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                                  EXHIBIT INDEX


Exhibit
Number                        Description
-------                       -----------

10.1     Common Stock and Series A Preferred Stock Purchase Agreement among
         Pegasus Technologies, Inc., KFx Inc. and Kennecott Energy Company dated
         March 3, 2000.*

10.2     Statement Respecting Rights of Series A Preferred Stock of Pegasus
         Technologies, Inc.

10.3     Pegasus Technologies, Inc. Stockholders and Voting Agreement dated
         March 3, 2000.

10.4     Put Agreement dated March 3, 2000 between KFx Inc. and Kennecott Energy
         Company.

10.5     Marketing Services Agreement dated March 3, 2000 among Pegasus
         Technologies, Inc., Net Power Solutions, LLC, KFuel LLC, KFx Inc. and
         Kennecott Energy Company.

99.1     Press Release dated March 7, 2000.

* Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.